Exhibit 99.1
1 Company Overview Macquarie Capital Boston Pressure Pumping Conference November 17, 2009

2 Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Superior expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by Superior based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Superior's control, which may cause Superior's actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include, but are not limited to: a sustained or further decrease in domestic spending by the oil and natural gas exploration and production industry; a continued decline in or substantial volatility of crude oil and natural gas commodity prices; current weakness in the credit and capital markets and lack of credit availability; overcapacity and competition in our industry; our inability to comply with the financial and other covenants in our debt agreements as a result of reduced revenues and financial performance; unanticipated costs, delays or other difficulties in executing our growth strategy, including difficulties associated with the integration of the Diamondback asset acquisition; the loss of one or more significant customers; the loss of or interruption in operations of one or more key suppliers; and the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment. These risks and uncertainties are detailed in Superior's Annual Report on Form 10-K for the year ended December 31, 2008, Superior's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 and other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

3 Company Overview

Leading provider of comprehensive, high- tech Completion services Technical Pumping: stimulation, cementing and nitrogen Down-Hole Surveying: well logging and perforating Rental and Completion: rental tool, completion and production Fluid Logistics services Obtain, transport, store and dispose fluids 4 Company Overview Q3 2009 Revenues Market Data: Market Capitalization $383.4 MM (11/12/09) Exchange/Ticker NASDAQ: SWSI Shares Outstanding 30.7 MM Daily Volume 480,000 Shares (Sept. Avg.) Insider Ownership 32%

5 Investment Highlights Leading U.S. Pressure Pumping Company 430,000 HP of pumping capacity Substantial exposure to Marcellus, Haynesville, Barnett and Bakken shale plays Technical fluids expertise One of the Youngest Fleets in the Industry 98% net capacity added since 2003 Lower operating costs and maintenance associated with newer fleet Higher reliability is a differentiator to customers High-Margin Technical Fluids / Pumping Expertise Basin-specific technical / sales teams enable unique, tailored solutions for customers Operational Durability Geographic diversification and broad service line Large customer list, including leading E&P companies Experienced and Incentivized Management Team has managed through multiple down cycles in the industry Considerable expertise in technologies, sales, operations and service Management team owns approximately 11% of the shares outstanding

Located in High-Growth Basins 6 Service centers located in nearly all major U.S. basins Leadership in the Marcellus, with 127,000 HP operating in the region Significant presence in other unconventional plays including Haynesville, Bakken, Woodford and Barnett []

7 Technology Leadership Technology Leadership Technology Investments Provide Competitive Differentiation Labs to assure cement blend quality Labs in Marcellus, Haynesville, Rockies, Anadarko and Woodford shale plays New cross-linked gel fluids for use in deep, high temperature plays Patents on chemistry relating to fracturing fluids GammaFRacTM Slickwater system re-uses 25 to 50% of flowback water Utilizes Award Winning WFR-3BTM Slickwater System Significant interest in Marcellus and Haynesville Increases reserve potential by strategically targeting discrete pay intervals

8 Competitive Landscape Source: Spears & Associates. (Thousands of Horsepower) Superior has one of the youngest fleets in North America Following BHI's acquisition of BJS, Superior will have the largest fleet of any "independent" public pressure pumper North American Pressure Pumping Capacity

Established service providers like Superior are well-positioned to continue to distance themselves from commodity players 9 2008 Y/E HP Capacity 6.2 MM Potential Capacity Reductions: Old Equipment Retirement (2003 & Older) 2.0 MM Annual Wear & Tear (10 to 20%) 0.6 to 1.2 MM Big 3 International Relocation (10 to 15%) 0.3 to 0.4 MM Non-core Pressure Pumpers (e.g., CPX, KEG, BAS, PTEN) 0.7 MM (1) Spears & Associates and research analyst estimates. North American Pressure Pumping Capacity The combined effect of these trends is that pressure pumping capacity in North America is in the process of rebalancing Potential North American Pressure Pumping Capacity Reductions(1)

Experience Managing the Cyclical Downturn Management team has significant experience managing previous cyclical downturns in the industry and has taken aggressive steps to strengthen Superior in the current environment Headcount and salary reductions Modified employee benefit plans Cost reduction initiatives for material, fuel and repair Focus on working capital management Capital spending discipline These cost saving initiatives have begun to yield favorable results Cost of revenue decreased 7.0% or $7.2 million for the third quarter of 2009 compared to the previous quarter SG&A expenses decreased 18.1% or $2.5 million for the third quarter of 2009 compared to the previous quarter 10

11 Stimulation Stimulation & Completion - Technical Pumping Fracturing and acidizing for increasing flow of oil and gas from producing zones Specialized equipment 6 to 30 member crews 1,221 vehicles (high-tech pump trucks, blenders and frac vans) Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Nitrogen % Revenue (9/30/09 Q) Stimulation 64% Nitrogen 7% Logging and Perforating 7% Cementing 14%

Horizontal Stimulation & Completion Horizontal jobs are bigger and generate more revenue Multi-stage frac jobs use more materials and horsepower Superior provides technical fluids expertise required in more technical plays (i.e., Haynesville, Marcellus, Woodford) 12

13 Marcellus Overview

The Marcellus Shale is proving up to be one of the most prolific North American unconventional resource plays 14 Marcellus = Leading Unconventional Play

Marcellus = High Projected Activity Levels 15 Natural Gas Natural Gas Natural Gas Natural Gas Natural Gas Natural Gas Natural Gas Natural Gas Oil Oil Oil Trends Haynesville Barnett Marcellus Fayetteville Woodford Piceance Uinta Other Gas Bakken / ND Bakken / MT Other Oil Total gas Total oil Total Rigs 175 65 100 50 50 25 15 450 50 7 270 930 327 1257 Days/well 47 15 18 15 50 15 15 15 30 15 Frac Stages/well (range) 10 to 12 4 to 12 2 to 12 6 to 12 6 to 12 4 to 8 4 to 8 1 to 2 10 to 20 1 to 4 - Pumping rate range (bbls/minute) 60 - 85 30 -150 80 -100 70 - 100 70 -100 60 - 80 60 - 80 40 - 80 60 -100 60 - 100 - Pressure (psi) 14,000 8,000 8,500 6,000 8,500 6,000 6,000 4,000 8,000 6,000 - Approx. HP for each job 40,000 20,000 25,000 14,000 25,000 15,000 10,000 5,000 25,000 12,000 - Total time required / job (days) 7.7 5.8 5.8 3.3 5.2 2.5 1.5 0.7 4.7 1.3 - # of days of work in a year 250 250 250 250 250 250 250 250 250 250 - Total play hp requirement / day (hp) 1,667,092 738,111 1,182,870 223,326 188,583 91,250 21,900 153,300 283,889 10,901 - 4,266,433 294,790 4,561,223 Industry capacity (hp) 5,000,000 5,000,000 5,000,000 5,000,000 5,000,000 5,000,000 5,000,000 5,000,000 5,000,000 5,000,000 5,000,000 5,000,000 5,000,000 5,000,000 % of industry capacity tied to the play 33.3% 14.8% 23.7% 4.5% 3.8% 1.8% 0.4% 3.1% 5.7% 0.2% - 85.3% 5.9% 91.2% Leading Industry Analysts have projected high activity levels in the Marcellus Shale 2nd most active behind Haynesville Macquarie Q3 2011 Demand Scenario

Major Marcellus E&P Companies 16 Anadarko East Range Antero EOG Rex Atlas EQT Seneca Cabot Exco Southwestern Carrizo Fortuna Stone Chesapeake Marathon Ultra CNX PDC XTO Dominion

Major Marcellus Pressure Pumpers 17

Marcellus Pressure Pumping Market Factors 18 Selection Criteria: Service Quality Price Tech Support Availability Barriers To Entry: HHP Required Labor Constraints Logistics Competition Challenges: Water Disposal / Reuse Logistics Winter Weather

Marcellus Shale Frac Armstrong County, PA 19

Typical Frac Spread 20,000 to 30,000 HHP 2,000 or greater HHP units 4 Sand Movers with Sand Transfer Belts 80 to 100 BPM Blender With Standby Unit 100 BPM Manifold Trailer 10,000 PSI 4 Inch Frac Iron Frac Van Remote Data Transmission 20 to 40 Employees Sand and Water Logistic Equipment 20

Typical Job Volumes Vertical Jobs (1 to 3 Stages) 10,000 gals/gross ft Pad Size: 15-20% of job Sand Volume: 1.0 psa average (i.e. if 1,000,000 gallons liquid then 1,000,000 lbs or 10,000 sks) 100 mesh - typically 50% of the sand volume ramped from .25 psa to 1.75 psa 40/70 mesh - typically 50% of the sand volume ramped from 1.25 psa to 3.0 psa Horizontal Jobs (6 to 10 Stages) 500,000 gallons per stage Pad size: 15-20% of job Sand Volume: 1 psa average - 500,000 lbs or 5,000 sks 100 mesh - typically 50% of the sand volume ramped from .25 psa to 1.75 psa 40/70 mesh - typically 50% of the sand volume ramped from 1.25 psa to 3.0 psa Typical Fracturing Rates 4 1/2 Casing: 75 - 80 BPM 5 1/2 Casing: 95 - 120 BPM 21

Shale Well Stimulation - Fluids Systems Well Designed Water Fracs in the Marcellus have chemical additives that are designed to: Reduce hydraulic horsepower requirements and reduce treating pressure needed to achieve effective fracture development Reduce potential negative gas production impacts caused by the fracturing fluids Prevent introduction of microbes that produce hydrogen sulfide Reduce adverse geochemical interaction such as scale precipitation Reduce minimal environmental impact Source Water + 22

SWSI's WFR-3BTM Slickwater System Liquid friction reducer designed especially for application in shale formations Utilized in our exclusive GammaFRacTM Slickwater System: Lowers pumping pressure requirements, permitting a reduction in necessary well-site hydraulic horsepower Allows the use of saline water and previously used fracture fluid, reducing the demand on local sources of fresh water, and reducing the environmental burden of fracture-water disposal. Won the "Best Drilling, Completions & Production Fluids Award" at the eighth annual World Oil Awards 23

Water Flow Summary 3. Store Flow Back 5. Treat Flow Back 6. Store Treated Water 1. Fresh Water 2. Frac 8. Reuse Treated Flow Back Water 4. Test and Determine Treatment Scheme 7. Determine Chemical Loading for Frac Fluids. Reuse of Flow Back Water 24

25 Conclusion

26 Investment Highlights Leading U.S. Pressure Pumping Company With Significant Marcellus Commitment 430,000 HP of pumping capacity Substantial exposure to Marcellus, Haynesville, Barnett and Bakken shale plays Marcellus is "Our Back Yard" One of the Youngest Fleets in the Industry 98% net capacity added since 2003 Lower operating costs and maintenance associated with newer fleet Higher reliability is a differentiator to customers High-Margin Technical Fluids / Pumping Expertise Basin-specific technical / sales teams enable unique, tailored solutions for customers Operational Durability Geographic diversification and broad service line Large customer list, including leading E&P companies Experienced and Incentivized Management Team has managed through multiple down cycles in the industry Management "Grew Up" in Appalachia Management team owns approximately 11% of the shares outstanding